AMENDMENT TO TRADEMARK SECURITY AGREEMENT


     AMENDMENT, dated as of April 17, 1996 (the "Amendment"), to the Trademark Security Agreement, dated as of June 12, 1995, by and between Donald J. Trump, an individual with an address at 725 Fifth Avenue, New York, New York 10022 ("Trump"), and Trump Hotels & Casino Resorts, Inc., a Delaware corporation, with a principal place of business at Mississippi Avenue and The Boardwalk, Atlantic City, New Jersey 08401 (the "Company").

                              W I T N E S S E T H:

     WHEREAS, Trump and the Company are parties to that certain Trademark Security Agreement, dated as of June 12, 1995 (as the same may be amended, modified or supplemented from time to time, the "Security Agreement"); and

     WHEREAS, as a result of the merger (the "Merger") of THCR Merger Corp., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of the Company, with and into Taj Mahal Holding Corp., a Delaware corporation ("Taj Holding"), pursuant to the Agreement and Plan of Merger, dated as of January 8, 1996, among the Company, Taj Holding and Merger Sub, as amended by Amendment to Agreement and Plan of Merger, dated as of January 31, 1996, and certain related transactions, Trump Hotels & Casino Resorts Holdings, L.P., a Delaware limited partnership and a subsidiary of the Company, indirectly wholly owns Trump Taj Mahal Associates, the owner and operator of the Trump Taj Mahal Casino Resort.

     WHEREAS, Trump and the Company have agreed that from and after the date hereof, the Security Agreement be amended subject to and upon the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions. As used herein, all terms that are defined in the Security Agreement shall have the same meanings herein.

     2. Amendments.

     2.1 The Security Agreement is hereby amended by deleting the term "Retained Casinos" each time such term appears therein and inserting in lieu thereof the term "Retained Casino."

     2.2 Paragraph 3(c) of the Security Agreement is hereby amended by deleting the phrase "the Amended and Restated License Agreement between Trump and Trump Taj Mahal Associates dated April 1, 1991 and" set forth therein.

     2.3 Paragraph 6(e) of the Security Agreement is hereby amended and restated in its entirety to read as follows:

          (e) If any Event of Default shall have occurred and Company has taken possession of the Collateral or any part thereof pursuant to its rights hereunder, Trump agrees to take whatever actions are reasonably necessary to avoid confusion between Company's ownership and use of the Collateral, on the one hand, and Trump's, his licensees' and/or his successors' use of
     (i) the mark TRUMP in connection with hotel services and (ii) the mark TRUMP CASTLE in connection with the services and products of Trump Castle, on the other hand. Such actions shall include but shall not be limited to Trump's entering into an appropriate consent agreement with Company regarding Trump's and Company's concurrent use of the TRUMP mark or such other actions as are deemed necessary or appropriate to protect Company's rights in the TRUMP mark and to avoid confusion between Trump's and Company's concurrent use of the TRUMP mark. "

     2.4 Schedule A to the Security Agreement is hereby amended and replaced in its entirety by the Amended Schedule A attached hereto.

     3. Security Agreement Ratified. Except to the extent hereby amended, the Security Agreement remains in full force and effect and is hereby ratified and affirmed.

     4. Effect of Amendment. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Security Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the parties hereto may now have or have in the future under or in connection with the Security Agreement or any of the instruments or agreements referred to therein. Whenever the Security Agreement is referred to in the Security Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Security Agreement as modified by this Amendment.

     5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement, it being understood that all of the parties need not sign the same counterpart.

     6. Governing Law. THIS AMENDMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES AND THE ADJUDICATION AND THE ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO APPLICABLE CONFLICT OF LAW RULES OR PRINCIPLES, EXCEPT THAT ANY QUESTIONS GOVERNED BY THE TRADEMARK

STATUTES OF THE UNITED STATES OF AMERICA SHALL BE GOVERNED BY AND DETERMINED PURSUANT TO AND/OR UNDER SUCH STATUTES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.



                                     ----------------------------------
                                     DONALD J. TRUMP



                                     TRUMP HOTELS & CASINO RESORTS, INC.


                                     By:
                                        -------------------------------
                                        Name:   Robert M. Pickus
                                        Title:  Executive Vice President



Agreed to:



- --------------------------------
Name:   Wallace B. Askins
Title:  Member, Special Committee
        of Trump Hotels & Casino
        Resorts, Inc.



- --------------------------------
Name:   Peter M. Ryan
Title:  Member, Special Committee
        of Trump Hotels & Casino
        Resorts, Inc.



- ---------------------------------
Name:   Don M. Thomas
Title:  Member, Special Committee
        of Trump Hotels & Casino
        Resorts, Inc.

                               Amended Schedule A

                  To Amendment to Trademark Security Agreement

================================================================================
                                                       United States
    MARK                    DATE      REG./APP. NO.       SERVICES
    ----                    ----      -------------       --------

OYSTERS TRUMP              1/18/94    1,817,558     Hotel restaurant services

TRUMP PLAZA                10/30/90   1,620,477     Casino services; hotel,
                                                    bar and restaurant services

TRUMP TAJ MAHAL CASINO     3/8/94     1,825,666     See Attachment A hereto
RESORT

TRUMP TAJ MAHAL CASINO     3/2/93     1,755,971     casino services;
RESORT                                              hotel services

TRUMP TAJ MAHAL CASINO     1/26/93    1,749,119     casino services;
RESORT                                              hotel services

THE TRUMP TAJ MAHAL        filed      74/587,101    perfume and cologne
                           10/18/94

TRUMP TAJ MAHAL            filed      74/587,102    perfume and cologne
                           10/18/94

TAJ MAHAL                  filed      74/587,103    perfume and cologne
                           10/18/94

TAJ MAHAL                  filed      75/036,021    perfume, toilet water,
                           12/22/95                 and cologne

================================================================================

Attachment A

SPOONS; SUNGLASSES, SIGNAL BELLS, AND MAGNETS; JEWELRY; PENCILS, BALL POINT PENS, AND STATIONERY; UMBRELLAS, LUGGAGE, HIP PACKS, TOTE BAGS AND CARRY-ON BAGS; NON-METALLIC MONEY CLIPS, PLASTIC KEY CHAINS, AND ORNAMENTAL NOVELTY PINS; MUGS, BEER STEINS, AND GLASSES FOR DRINKING LIQUOR; TOWELS; CLOTHING; NAMELY, T-SHIRTS, JACKETS, SWEATSHIRT, SWEATPANTS, SWEATERS, HATS, VISORS, SOCKS, BOXER SHORTS, ROBES, SHORTS, GOLF SHIRTS, NIGHT SHIRTS, AND BEACH COVER-UPS; PLUSH TOYS, BOARD, CARD AND PARLOR GAMES, DICE, AND GAMING EQUIPMENT; NAMELY, GAMING WHEELS; ASH TRAYS AND CIGARETTE LIGHTERS